Exhibit 10.1
SECURITIES PURCHASE AGREEMENT
THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of March __, 2010, is entered into by and among Cereplast, Inc., a Nevada corporation with headquarters located at 3421-3411 West El Segundo Boulevard, Hawthorne, California 90250 (the “Company”), and each investor identified on the signature pages hereto (individually, an “Investor” and collectively, the “Investors”).
RECITALS
A. The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.
B. The Company is offering to sell an amount of post-reverse split shares of the common stock, par value $0.001 per share, of the Company (the “Common Stock”) for an aggregate purchase price of up to $1,250,000 (it being understood that the Company may increase or decrease such amount in its sole discretion, without the consent of the Investors).
C. Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of post-reverse split Common Stock (the “Common Shares” or the “Securities”), set forth on such Investor’s signature page to this Agreement.
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:
ARTICLE I
DEFINITIONS
1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:
“8-K Filing” has the meaning set forth in Section 4.4.
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.
“Agreement” has the meaning set forth in the preamble to this Agreement.

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.
“Closing Date” means March __, 2010, or such other later date and time as is determined by the Company as to which each Investor is notified in writing.
“Company” has the meaning set forth in the preamble to this Agreement.
“Company Counsel” means Sichenzia Ross Friedman Ference LLP, special counsel to the Company.
“Common Shares” has the meaning set forth in the recitals to this Agreement.
“Common Stock” has the meaning set forth in the recitals to this Agreement.
“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.
“Disclosure Materials” has the meaning set forth in Section 3.1(f).
“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board.
“Environmental Laws” has the meaning set forth in Section 3.1(z).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“GAAP” has the meaning set forth in Section 3.1(f).
“Hazardous Materials” has the meaning set forth in Section 3.1(z).
“Indebtedness” means (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.
“Indemnified Party” has the meaning set forth in Section 6.4(c).
“Indemnifying Party” has the meaning set forth in Section 6.4(c).
“Insolvent” has the meaning set forth in Section 3.1(g).
“Intellectual Property Rights” has the meaning set forth in Section 3.1(q).
“Investor” has the meaning set forth in the preamble to this Agreement.
“Lien” means any lien, charge, claim, security interest, encumbrance or right of first refusal.
“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.
“Material Adverse Effect” means a material adverse effect on the results of operations, assets, business, or financial condition of the Company, provided, that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) a change in the market price or trading volume of the Common Stock or (ii) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes).
“Material Permits” has the meaning set forth in Section 3.1(s).
“Options” means any outstanding rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.
“Post-reverse Split” means shares of the Company’s common stock issuable pursuant to this Agreement, after giving effect to a reverse stock split in a ratio of 1 for 40 implemented pursuant to the Certificate of Amendment to the Articles of Incorporation of the Company filed with the Secretary of State of Nevada on January 6, 2010.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a deposition), whether commenced or threatened in writing.
“Purchase Price Per Share” means, $2.00 per share of Common Stock.
“Registrable Securities” means the Common Shares issued or issuable pursuant to this Agreement, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, but only until such securities can be resold pursuant to Rule 144(b) or pursuant to an effective registration statement. No registration rights are attached to this Agreement.
“Regulation D” has the meaning set forth in the recitals to this Agreement.
“Rule 144,” “Rule 415” and “Rule 424” mean Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.
“SEC” has the meaning set forth in the recitals to this Agreement.
“SEC Reports” has the meaning set forth in Section 3.1(f).
“Securities” has the meaning set forth in the recitals to this Agreement.
“Securities Act” has the meaning set forth in the recitals to this Agreement.
“Shares” means shares of the Common Stock.
“Short Sales” has the meaning set forth in Section 3.2(i).
“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in clauses (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.
“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.
“Transaction” has the meaning set forth in Section 3.2(i).

“Transfer Agent” means Computershare, N.A., located at 350 Indiana Street, Suite 800, Golden, CO 80401, or any successor transfer agent for the Company.
ARTICLE II
PURCHASE AND SALE
2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, such number of Common Shares for the price set forth on such Investor’s signature page to this Agreement (which purchase price shall equal the number of shares purchased multiplied by the Purchase Price Per Share). The date and time of the Closing and shall be 11:00 a.m., New York City Time, on the Closing Date. The Closing shall take place at the offices of the Company’s Counsel.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors on and as of the date hereof as follows, except as disclosed in the SEC Reports:
(a) Organization and Qualification. The Company is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its articles of incorporation and bylaws. The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or result in a Material Adverse Effect.
(b) Authorization; Enforcement. The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or corporate action is required by the Company, its Board of Directors or its stockholders. This Agreement has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws or rules of law relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not as of the date hereof, (i) conflict with or violate any provision of the Company’s articles of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument evidencing a Company debt or other agreement or instrument to which the Company is a party or by which any property or asset of the Company is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including, assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company is bound or affected, except to the extent that such violation would not have a Material Adverse Effect.
(d) The Securities. The Securities are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and will not be subject to preemptive or similar rights of stockholders.
(e) Capitalization. The aggregate number of shares and type of all issued and outstanding classes of capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in the SEC Reports. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws. Except as disclosed in the SEC Reports, as of the date of this Agreement, the Company did not have outstanding any other Options or securities, rights or obligations convertible into or exercisable or exchangeable for, or enter into any agreement giving any Person any right to subscribe for or acquire, any shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth in the SEC reports, and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Securities will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as disclosed in the SEC Reports and any Schedules 13D or 13G filed with the SEC pursuant to Rule 13d-1 of the Exchange Act by reporting persons, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock.

(f) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under Exchange Act Sections 13(a) or 15(d), for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Such reports required to be filed by the Company under Exchange Act Sections 13(a) or 15(d) thereof, together with any materials filed by the Company under the Exchange Act, whether or not any such reports were required, being collectively referred to herein as the “SEC Reports” and, together with this Agreement, the “Disclosure Materials.” As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the SEC Reports filed by the Company complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing) by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing). Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto, and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company is a party or to which the property or assets of the Company are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.
(g) Material Changes; Undisclosed Events, Liabilities or Developments; Solvency. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports, there has been no event, occurrence or development that, individually or in the aggregate, has had or that would result in a Material Adverse Effect. The Company has not taken any steps to seek protection pursuant to any bankruptcy law. To the Company’s knowledge, none of its creditors intend to initiate involuntary bankruptcy proceedings against the Company. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the applicable Closing, will not be Insolvent (as defined below). For purposes of this Section 3.1(g), “Insolvent” means (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(h) Absence of Litigation. Except as disclosed in the SEC Reports, there is no action, suit, claim, or Proceeding, or, to the Company’s knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company that could, individually or in the aggregate, to have a Material Adverse Effect.
(i) Compliance. Except as would not, individually or in the aggregate, have or result in a Material Adverse Effect, (i) the Company is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) the Company is not in violation of any order of any court, arbitrator or governmental body, or (iii) the Company is not and has not been in violation of any statute, rule or regulation of any governmental authority.
(j) Title to Assets. The Company owns no real property. The Company has good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for Liens that do not, individually or in the aggregate, have or result in a Material Adverse Effect.
(k) No General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. Except for RF Lafferty & Co, Inc., the Company has not engaged any placement agent or other agent in connection with the sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for persons engaged by any Investor or its investment advisor) of any other entity or firm retained by the Company or otherwise approved in writing by the Company relating to or arising out of the issuance of the Securities pursuant to this Agreement. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) of any other entity or firm retained by the Company or otherwise approved in writing by the Company arising in connection with any such claim for fees arising out of the issuance of the Securities pursuant to this Agreement.
(l) Private Placement; Investment Company; U.S. Real Property Holding Corporation. Neither the Company nor any of its Affiliates nor, any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby. The sale and issuance of the Securities hereunder does not contravene the rules and regulations of any Trading Market on which the Common Stock is listed or quoted. The Company is not, and after receipt of payment for the Securities will not be, required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company is not required to be registered as a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

(m) Listing and Maintenance Requirements. The Company has not, in the 12 months preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future be, in compliance with all such listing and maintenance requirements.
(n) Registration Rights. Except as described in the SEC Reports, the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not expired or been satisfied or waived.
(o) Disclosure. The Company confirms that neither it nor any officers, directors or Affiliates, has provided any of the Investors or their agents or counsel with any information that constitutes material, nonpublic information (other than the existence and terms of the issuance of Securities, as contemplated by this Agreement). The Company understands and confirms that each of the Investors will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided by the Company to the Investors regarding the Company, its business and the transactions contemplated hereby, are true and correct in all material respects and do not contain any untrue statement of a material fact or, when taken together with the Disclosure Materials, omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s knowledge, except for the transactions contemplated by this Agreement, no event or circumstance has occurred and no information exists with respect to the Company or its business, properties, operations or financial condition, which, under applicable law, rule or regulation, required public disclosure or announcement by the Company prior to the date hereof but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those set forth in this Agreement.
(p) Acknowledgment Regarding Investors’ Purchase of Securities. Based upon the assumption that the transactions contemplated by this Agreement are consummated in conformity with this Agreement, the Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Investors’ purchase of the Securities.

(q) Patents and Trademarks. To the Company’s knowledge, the Company owns, or possesses adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct its business as now conducted in all material respects. None of the Company’s material Intellectual Property Rights have expired or terminated, or are expected to expire or terminate within three years from the date of this Agreement. The Company does not have any knowledge of any material infringement by the Company of Intellectual Property Rights of others. Except as disclosed in the SEC Reports, there is no material claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company regarding its Intellectual Property Rights.
(r) Insurance. The Company is insured by insurers of national standing against such losses and risks and in such amounts as are prudent and customary for businesses such as the Company’s and locations in which the Company has facilities located.
(s) Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its respective business in all material respects as presently conducted and described in the SEC Reports (“Material Permits"), except where the failure to possess such permits does not, individually or in the aggregate, have or result in a Material Adverse Effect, and the Company has not received any written notice of proceedings relating to the revocation or modification of any Material Permit.
(t) Transactions With Affiliates and Employees. Except as set forth or incorporated by reference in the Company’s SEC Reports, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company that would be required to be reported on Form 10-K by Item 13 thereof pursuant to Regulation S-K Item 404(a) (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the Company’s knowledge, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.
(u) Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
(v) Sarbanes-Oxley Act. The Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

(w) Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, unlawful gift, unlawful entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political parties or campaigns from corporate funds, (iii) violated or is in violation in any material respect of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.
(x) Employee Relations. The Company is not a party to any collective bargaining agreement or does not, to the Company’s knowledge, employ any member of a union. Except as disclosed in the SEC Reports, during the period covered by the SEC Reports, no executive officer of the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. To the knowledge of the Company, no executive officer of the Company is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement with any other party or any restrictive covenant that is likely to have an Material Adverse Effect on the Company.
(y) Labor Matters. The Company is in compliance in all material respects with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, result in a Material Adverse Effect.
(z) Environmental Laws. The Company (i) is in compliance in all material respects with Environmental Laws (as hereinafter defined), (ii) has received all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its businesses and (iii) is in compliance in all material respects with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(aa) Tax Status. The Company (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, to the extent the final deadlines for which were on or before the date hereof, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.
3.2 Representations, Warranties and Covenants of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents, warrants and covenants to the Company as follows:
(a) Validity; Enforcement; Residency Organization This Agreement has duly and validly authorized, executed and delivered on behalf of such Investor and shall constitute the legal, valid and binding.
(b) Residency; Organization. If such Investor is an entity, (i) such Investor is a resident of that jurisdiction specified below on the Investor Signature Page attached hereto and (ii) such Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.
(c) No Public Sale or Distribution. Such Investor is acquiring the Common Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.
(d) Investor Status. At the time such Investor was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Investor is not a registered broker-dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority (“FINRA”) or an entity engaged in the business of being a broker dealer. Except as otherwise disclosed in writing to the Company on Exhibit A attached hereto on or prior to the date of this Agreement, such Investor is not affiliated with any broker-dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA or an entity engaged in the business of being a broker dealer.
(e) General Solicitation. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement.

(f) Experience of Such Investor. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of this investment in the Securities indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.
(g) Access to Information. Such Investor acknowledges that it has had access to and has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities, (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in this Agreement.
(h) No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
(i) No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.
(j) Prohibited Transactions; Confidentiality. No Investor, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with any Investor, has engaged in any purchases or sales in the securities, including derivatives, of the Company (including, without limitation, any Short Sales (a “Transaction”) involving any of the Company’s securities) since the time that such Investor was first contacted by the Company or any other Person regarding the sale of

Securities as contemplated under this Agreement. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any Transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.
(k) Restricted Securities. The Investors understand that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only pursuant to an available exemption from such registration requirements.
(l) Legends. It is understood that, except as provided in Section 4.1(b) of this Agreement, certificates evidencing such Securities may bear the legend set forth in Section 4.1(b).
(m) No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.
ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES
4.1 Transfer Restrictions.
(a) The Investors covenant that the Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, or pursuant to Rule 144, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, except to the extent that the Transfer Agent requests such legal opinion, any transfer of Securities by an Investor to an Affiliate of such Investor, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Securities.

(b) The Investors agree to the imprinting, so long as it is required by this Section 4.1(b), of the following legend on any certificate evidencing any of the Securities:
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.
Certificates evidencing the Common Shares shall not be required to contain such legend or any other legend (i) following any sale of such Securities pursuant to Rule 144 if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Securities can be sold under Rule 144 or (ii) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC). Provided that a registration statement is then in effect, or at such earlier time as a legend is no longer required for certain Securities, the Company will use commercially reasonable efforts to send to the applicable Investor a certificate representing such Securities that is free from all restrictive and other legends, no later than five (5) Trading Days following the delivery by such Investor to the Company or the Transfer Agent (if delivery is made to the Transfer Agent a copy shall be contemporaneously delivered to the Company) of (i) a legended certificate representing such Securities (and, in the case of a requested transfer, endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect transfer), and (ii) an opinion of counsel to the extent required by Section 4.1(a). The Company may not make any notation on its records or give instructions to the Transfer Agent making more restrictive the restrictions on transfer set forth in this Section.
(c) The Company will not object to and shall permit (except as prohibited by law) an Investor to pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement, and if required under the terms of such arrangement, the Company will not object to and shall permit (except as prohibited by law) such Investor to transfer pledged or secured Securities to the pledgees or secured parties. Except as required by law, such a pledge or transfer would not be subject to approval of the Company, no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith (but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge), and no notice shall be required of such pledge. Each Investor acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Investor and its pledgee or secured party. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.
4.2 Furnishing of Information. Until the date that any investor owning Common Shares may sell them under Rule 144(b) of the Securities Act (or any successor provision), the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.
4.3 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.
4.4 Securities Laws Disclosure; Publicity. The Company shall file a Current Report on Form 8-K with the SEC (the “8-K Filing”) describing the terms of the transactions contemplated by this Agreement and including as an exhibit to such Current Report on Form 8-K this Agreement (including, if requested by an Investor, the name and address of such Investor and the amount of Securities purchased) in the form and within the time prescribed for filing under the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby. Except as herein provided, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any press release without the prior written consent of such Investor (which consent shall not be unreasonably withheld or delayed), unless otherwise required by law, regulatory authority or Trading Market.
4.5 Reverse Stock Split. The Investors understand that the Company has filed a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of Nevada on January 6, 2010 to implement a reverse stock split in a ratio of 1 for 40. Accordingly, the Purchase Price Per Share reflects the adjusted price of the Company’s Common Stock to give effect to the implementation of the Reverse Stock Split. The Investors shall receive shares of the Company’s Common Stock on a post-reverse split basis.

ARTICLE V
CONDITIONS
5.1 Conditions Precedent to the Obligations of the Investors. The obligation of each Investor to acquire Securities at the Closing or prior to Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:
(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date.
(b) Performance. The Company and each other Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing.
(c) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market.
(d) Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against the Company and pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the Closing Date, which action, suit or proceeding would, if determined adversely, have a Material Adverse Effect.
5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:
(a) Receipt of Payment. The Investors shall have delivered payment of the purchase price for the Securities to the Company for the Securities being issued hereunder.
(b) Representations and Warranties. The representations and warranties of the Investors contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date.
(c) Performance. The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investors at or prior to the Closing.

ARTICLE VI
MISCELLANEOUS
6.1 Termination. This Agreement may be terminated by the Company or any Investor, by written notice to the other parties, if the Closing has not been consummated at the date that the Company will indicate to Investors, provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).
6.2 Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other transfer taxes and duties levied in connection with the sale and issuance of the applicable Securities.
6.3 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
6.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.
6.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Investors under Article VI may be given by Investors holding at least a majority of the Registrable Securities to which such waiver or consent relates.

6.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investors” and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.
6.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
6.9 Governing Law; Venue; Waiver of Jury Trial. THE CORPORATE LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF THIS AGREEMENT), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

6.10 Survival. The representations and warranties, agreements and covenants contained herein shall survive the Closing.
6.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that each party need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.
6.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
6.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) this Agreement, whenever any Investor exercises a right, election, demand or option owed to such Investor by the Company under this Agreement and the Company does not timely perform its related obligations within the periods therein provided, then, prior to the performance by the Company of the Company’s related obligation, such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.
6.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such mutilation, loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.
6.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or any Investor enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
6.17 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.
(SIGNATURE PAGES TO FOLLOW)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Cereplast, Inc.
By:
	Name:	Frederic Scheer
	Title:	Chief Executive Officer

Address for Notice:

3421-3411 West El Segundo Boulevard
Hawthorne, California 90250
Facsimile No.: (310) 676-5003
Telephone No.: (310) 676-5000
Attn: Frederic Scheer, Chief Executive Officer

With a copy to:

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Facsimile: (212) 930-9700
Telephone: (212) 930-9725
Attn: Gregory Sichenzia, Esq.
          Marcelle Balcombe, Esq.

COMPANY SIGNATURE PAGE

Investor Signature Page
By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of March ___, 2010 (the “Purchase Agreement”) by and among Cereplast, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

By:
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Number of Shares:

Aggregate Purchase Price: $
Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

Exhibits:

A	Stock Certificate Questionnaire
A-1	Investors Statement Questionnaire
A-2	Certificate for Corporate, Partnership, Limited Liability Company, Trust, Foundation and Joint Ventures
A-3	Accredited Investor Questionnaire

Annexes:

I	Schedule of Investors

Exhibit A
Cereplast, Inc.
STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Securities are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Investor in the Securities and the Registered Holder listed in response to item 1 above:

3.	The mailing address, telephone and telecopy number and email address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

Exhibit A-1
Cereplast, Inc.
INVESTORS STATEMENT QUESTIONNAIRE
In connection with the Securities Purchase Agreement, please provide us with the following information regarding the Investor.
1. Please state your organization’s name exactly as it should appear on the Certificate:

2. Address of your organization:

Telephone:
Fax:
Contact Person:
3. Have you or your organization held any position, office or had any other material relationship within the past three years with the Company or its affiliates? (Include any relationships involving you or any of your affiliates, officers, directors, or principal equity holders (5% or more) that has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.)
☐ Yes         ☐ No
If yes, please indicate the nature of any such relationship below:
4. Except as set forth below, you wish that all the shares of the Company’s common stock beneficially owned by you or that you have the right to acquire from the Company be listed for your account:
          State any exceptions here:

5. FINRA Matters
(a) State below whether (i) you or any associate or affiliate of yours is a member of the FINRA, a controlling shareholder of a FINRA member, a person associated with a member, a direct or indirect affiliate of a member, or an underwriter or related person with respect to the proposed offering; (ii) you or any associate or affiliate of yours owns any stock or other securities of any FINRA member not purchased in the open market; or (iii) you or any associate or affiliate of yours has made any outstanding subordinated loans to any FINRA member. If you are a general or limited partnership, a no answer asserts that no such relationship exists for you as well as for each of your general or limited partners.

Yes:	No:

☐	☐
If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner:
If you answer “no” to Question 7(a), you need not respond to Question 7(b).
(b) State below whether you or any associate or affiliate of yours has been an underwriter, or a controlling person or member of any investment banking or brokerage firm which has been or might be an underwriter for securities of the Company or any affiliate thereof including, but not limited to, the common stock now being registered.

Yes:	No:

☐	☐
If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner.

ACKNOWLEDGEMENT
The undersigned hereby agrees to notify the Company promptly of any changes in the foregoing information which should be made as a result of any developments, including the passage of time. The undersigned also agrees to provide the Company and the Company’s counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending, and supplementing of the Certificate (or any prospectus contained therein).
The undersigned understands and acknowledges that the Company will rely on the information set forth herein for purposes of the preparation of its books & records.
The undersigned understands that the undersigned may be subject to serious civil and criminal liabilities if this document contains an untrue statement of a material fact or omits to state a material fact required to be stated. The undersigned represents and warrants that all information it provides to the Company and its counsel is currently accurate and complete and will be accurate and complete at the time the Certificates are being issued and at all times subsequent thereto.
Dated:

Name

Signature

Name and Title of Signatory

Exhibit A-2
Cereplast, Inc.
CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY,
TRUST, FOUNDATION AND JOINT INVESTORS
If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.
CERTIFICATE
The undersigned certifies that the representations and responses below are true and accurate:
(a) The Investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.
(b) Indicate the form of entity of the undersigned:
☐ Limited Partnership
☐ General Partnership
☐ Limited Liability Company
☐ Corporation
☐ Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):

(Continue on a separate piece of paper, if necessary.)
☐ Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

(Continue on a separate piece of paper, if necessary.)
☐ Other form of organization (indicate form of organization (

 ).
(c) Indicate the approximate date the undersigned entity was formed:  .

(d) Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

Dated: , 2010

Print Name of Investor

Name:
Title:
(Signature and title of authorized officer, partner or trustee)

Exhibit A-3
Cereplast, Inc.
ACCREDITED INVESTOR QUESTIONNAIRE
The undersigned is an “accredited investor” as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable): 1
☐
1. A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐	2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

☐	3. An insurance company as defined in Section 2(13) of the Securities Act;

☐	4. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐	5. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐
6. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐
7. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

[1]
As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

☐	8. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐
9. Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

☐
10. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

☐
11. An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

(Continue on a separate piece of paper, if necessary.)

☐	12. A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Securities exceeds $1,000,000;

☐
13. A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

Dated: , 2010

Print Name of Investor

Name:
Title:
(Signature and title of authorized officer, partner or trustee)

ANNEX I
SCHEDULE OF INVESTORS